                                                                    EXHIBIT 10.1


                             AMENDED AND RESTATED
                          REVOLVING CREDIT AGREEMENT


     THIS AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT is made and entered into as of the 28th day of August, 1998, by and among CROSS TIMBERS OIL COMPANY, a Delaware corporation ("Company"), the Banks that are signatories hereto (collectively, the "Banks"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent for Banks, NATIONSBANK, N.A., as Syndication Agent for Banks and CHASE BANK OF TEXAS, N.A., as Documentation Agent for Banks.

                             W I T N E S S E T H:

     WHEREAS, Company, Morgan Guaranty Trust Company of New York, as Administrative Agent for Banks, NationsBank, N.A., successor in interest by merger to NationsBank of Texas, N.A., as Syndication Agent for Banks, Chase Bank of Texas, N.A., as Documentation Agent for Banks, and Banks have entered into that certain Revolving Credit Agreement, dated as of April 17, 1998, which was amended by (i) that certain First Amendment to Revolving Credit Agreement dated as of June 1, 1998 among Company and Banks, (ii) that certain Second Amendment to Revolving Credit Agreement dated as of June 17, 1998 among Company and Banks, and (iii) that certain Third Amendment to Revolving Credit Agreement dated as of June 18, 1998 among Company and Banks (as amended and as in effect as of the Closing Date (as defined below), as amended and restated hereby and as amended from time to time hereafter, the "Loan Agreement").

     WHEREAS, the parties hereto desire to amend the Loan Agreement as set forth herein and to restate the Loan Agreement in its entirety to read as set forth in the Loan Agreement with the amendments specified below.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                   ARTICLE I
                          Definitions and References

     1.01 Unless otherwise specifically defined herein, each term used herein which is defined in the Loan Agreement as in effect immediately prior to the Closing Date shall have the meaning assigned to such term in the Loan Agreement as so in effect. Each reference to "hereof," "hereunder," "herein" and "hereby" and each other similar reference and each reference to "this Loan Agreement" and each other similar reference contained in the Loan Agreement shall from and after the Closing Date refer to the Loan Agreement as amended and restated hereby.

                                  ARTICLE II
                                  Amendments

       2.01 Amendments to Article I. Effective as of the Closing Date, Article I of the Loan Agreement is amended as follows:

       (A) Amendments to Certain Definitions. The definitions of Closing Date, Commitment and Threshold Amount and subclause (xiii) of the definition of Permitted Liens as set forth in Article I of the Loan Agreement are amended in their entirety and the following are substituted therefor:

       (i)    "Closing Date" shall mean August 28, 1998.

       (ii) "Commitment" shall mean at any time Banks' commitment to make the Loan and any Borrowing thereunder available to Company in an aggregate amount at any time not to exceed the lesser of (i) the Borrowing Base then in effect or (ii) the Facility Amount. With respect to each Bank, its Commitment shall never exceed its Percentage of the lesser of (i) the Borrowing Base then in effect or (ii) the Facility Amount. The amount of each Bank's Commitment may be terminated or reduced from time to time in accordance with the provisions hereof. The Commitment as of the Closing Date is $560,000,000, and (a) upon closing of the East Texas Acquisition the Commitment then in effect shall increase by $8,000,000 and (b) upon closing of the Shell Acquisition the Commitment then in effect shall increase by $32,000,000, but in each case subject to further adjustment as provided in Section 5.05(a).

       (iii) "Sub-clause (xiii) of the definition of "Permitted Liens" is hereby amended in its entirety to read as follows:

                   "(xiii) (a) Liens granted under the Compressor Lease Agreements, and (b) Liens granted under aircraft lease agreements and other equipment lease agreements in which Company or a Subsidiary is the lessee, provided that the Indebtedness respecting such lease agreements is permitted under Section 9.01 hereof;"

       (iv) "Threshold Amount" shall mean, at any time during the period between the Closing Date to April 15, 1999, the lesser of (A) the amount determined under the PV Borrowing Base Test or (B) the amount equal to the remainder of (i) the quotient of (a) the Present Value of Borrowing Base Reserves that are attributable to the Proved Reserves allocable to the Borrowing Base Assets (provided that at least eighty-five percent (85%) of such Proved Reserves shall consist of Proved Developed Producing Reserves) plus the Gas Subsidiaries' Loan Value divided by (b) 1.35, less
              (ii) the unpaid principal balance of the Subordinated Indebtedness then outstanding. At the Closing Date, the Threshold Amount is $525,000,000. Upon closing of the East Texas Acquisition, the Threshold Amount then in effect shall be increased by $8,000,000, and upon closing of the Shell Acquisition, the Threshold Amount then in effect shall be increased by $32,000,000. During the period between the Closing Date to April 15, 1999, the Threshold Amount shall be determined (and approved by Majority Banks) as provided in Section 2.03(d) hereof and upon each redetermination of the Borrowing Base.

       (B) Additional Definitions. The following definitions are hereby included in Article I of the Loan Agreement:

              (i) "Compressor Lease Agreements" shall mean collectively, (a) the wellhead compressor lease agreements in which Company or a Subsidiary is the lessee for Mineral Properties in the San Juan Basin area, and providing that the total funding amount under such lease agreements shall not exceed $4,600,000, (b) the compressor lease agreements in which Company or a Subsidiary is the lessee for Mineral Properties in the East Texas area, and providing that the total funding amount under such lease agreements shall not exceed $5,000,000, and (c) the compressor lease agreements in which Company or a Subsidiary is the lessee for Mineral Properties in the Ozona Texas area, and providing that the total funding amount under such lease agreements shall not exceed $3,500,000. As used herein and in Section 9.01 (xi), the term "funding amount" shall mean the lessor's cost of the compressors and other equipment that is subject to the applicable lease agreement as set forth in such lease agreement."

              (ii) "East Texas Acquisition" shall mean the acquisition transaction to be consummated pursuant to which Company, as buyer, shall acquire the East Texas Properties.

              (iii) "East Texas Properties" shall mean the oil and gas properties to be acquired by Company upon closing of the East Texas Acquisition. The East Texas Properties comprise additional undivided interests in certain oil and gas properties included in the EEX Properties.

              (iv) "Shell Acquisition" shall mean the acquisition transaction to be consummated pursuant to that certain Purchase and Sale Agreement between Shell Western E&P Inc., Shell Deepwater Production Royalties Inc. and Shell Offshore Inc., as Seller, and Company, as Buyer.

              (v) "Shell Properties" shall mean the oil and gas properties to be acquired by Company upon closing of the Shell Acquisition.

       2.02.  Amendment to Section 5.01(a)(i). Effective as of the Closing Date,
Section 5.01(a)(i) of the Loan Agreement is amended in its entirety and the following shall be substituted therefor:

                    "(i)   The PV Borrowing Base. The PV Borrowing Base shall be
              based upon economic variables which evaluate the discounted present value of future net income accruing to the Borrowing Base Assets as established by the Reserve Reports delivered from time to time hereunder (herein called the "Present Value of Borrowing Base Reserves") and the Gas Subsidiaries' Loan Value as determined from time to time. For the period from the Closing Date to April 15, 1999, the PV Borrowing Base Test shall equal the sum of (a) fifty percent (50%) of the Present Value of Borrowing Base Reserves that are attributable to the Proved Reserves allocable to the Borrowing Base Assets; provided, however, that at least eighty-three percent (83%) of such Proved Reserves shall consist of Proved Developed Producing Reserves, and (b) the loan value assigned to the operations of the Gas Marketing Subsidiaries as determined according to Section 5.07 herein (such loan value is herein called the "Gas Subsidiaries' Loan Value"). From and after April 15, 1999, the PV Borrowing Base Test shall equal the sum of
              (a) fifty percent (50%) of the Present Value of Borrowing Base Reserves that are attributable to the Proved Reserves allocable to the Borrowing Base Assets; provided, however, that at least eighty-five percent (85%) of such Proved Reserves shall consist of Proved Developed Producing Reserves, and (b) the Gas Subsidiaries' Loan Value. The term "Borrowing Base Assets" shall mean only such Mineral Properties (i) to which Company has good and indefeasible title and (ii) which are not subject to any liens, encumbrances or charges, except for Permitted Liens for or against which Indebtedness is not due and payable."

     2.03. Amendment to Section 5.01(a)(ii). Effective as of the Closing Date, Section 5.01(a)(ii) of the Loan Agreement is amended in its entirety and the following shall be substituted therefor:

              "(ii)   The Adjusted PV Borrowing Base Test. For the period from
              the Closing Date to April 15, 1999, the Adjusted PV Borrowing Base Test shall equal the remainder of (i) the quotient of (a) the Present Value of Borrowing Base Reserves that are attributable to the Proved Reserves allocable to the Borrowing Base Assets (provided that at least eighty-three percent (83%) of such Proved Reserves shall consist of Proved Developed Producing Reserves) plus the Gas Subsidiaries' Loan Value divided by (b) 1.29, less
              (ii) the unpaid principal balance of the Subordinated Indebtedness then outstanding. From and after April 15, 1999, the Adjusted PV Borrowing Base Test shall equal the remainder of (i) the quotient of (a) the Present Value of Borrowing Base Reserves that are attributable to the Proved Reserves allocable to the Borrowing Base Assets (provided that at least eighty-five percent (85%) of such Proved Reserves shall consist of Proved Developed Producing Reserves) plus the Gas Subsidiaries' Loan Value divided by (b) 1.35, less (ii) the unpaid principal balance of the Subordinated Indebtedness then outstanding.

     2.04.    Amendment to Section 5.02. Effective as of the Closing Date,
Section 5.02 of the Loan Agreement is amended in its entirety and the following is substituted therefor:

              "5.02.   Initial Borrowing Base. During the period from the
     Closing Date to the first to close of the East Texas Acquisition or the Shell Acquisition, the Borrowing Base shall be $560,000,000. Upon consummation of the East Texas Acquisition, the Borrowing Base then in effect shall be increased by $8,000,000, but subject to further adjustment as provided in Section 5.05(a) Upon consummation of the Shell Acquisition, the Borrowing Base then in effect shall be increased by $32,000,000, but subject to further adjustment as provided in Section 5.05(a). The Borrowing Base in effect from time to time is subject to adjustment as provided in Sections 5.03, 5.04 and 5.05."

     2.05.    Amendment to Section 5.05(a).  Effective as of the Closing Date,
Section 5.05(a) of the Loan Agreement is amended by including the following sentences at the conclusion of such section:

              "Pursuant to the terms of the purchase and sale agreements evidencing the East Texas Acquisition and the Shell Acquisition, at closing of each of the East Texas Acquisition and the Shell Acquisition, certain of the East Texas Properties and/or the Shell Properties, may be excluded from such acquisitions and the purchase price for the East Texas Properties and/or the Shell Properties may be reduced by the value allocated to such excluded properties, on account of title defects and/or adverse environmental conditions. After the collective purchase price for the East Texas Properties and the Shell Properties has been reduced by an aggregate amount of $5,000,000 on account of such title defects and/or environmental conditions, the Borrowing Base shall thereafter be reduced by the loan value assigned to any additional properties that are affected by such title defects and/or environmental conditions according to the reserve report covering the East Texas Properties and/or the Shell Properties that was delivered by Company to Agents or, if available, the most recent Reserve Report delivered to Banks."

     2.06. Amendment to Article 7. Effective as of the Closing Date, Article 7 of the Loan Agreement is amended by including the following Sections 7.04 and 7.05:

              "7.04. East Texas Acquisition. In addition to the conditions precedent set forth in Section 7.02, the obligation of Banks to increase the Borrowing Base and the Commitment by the amounts set forth herein shall be subject to the following additional conditions precedent:

                      (a) Title Information. Supplemental title opinions, updated title reports, existing title opinions, assignments, division orders, and/or other evidence of title requested by Agents, covering the properties to be acquired by Company pursuant to the East Texas Acquisition evidencing that (subject to Permitted Liens) Company shall have good and marketable title to such properties that constitute not less than 60% of the value of all of the East Texas Properties to be acquired pursuant to the East Texas Acquisition, and assignments and other instruments of conveyance from East Texas to Company that vest title to the East Texas Properties to be acquired pursuant to the East Texas Acquisition in Company.

                      (b) Notice. No later than three (3) Business Days after the closing date of the East Texas Acquisition, Company shall provide Agents (with copy to Administrative Agent's office at Morgan Christiana Center, 500 Stanton Christiana Road, Newark, Delaware 19713, Attention: Ms. Sandra Doherty) with written notice of the closing of the East Texas Acquisition and the Commitment and Borrowing Base to be in effect after consummation of the East Texas Acquisition."

              "7.05. Shell Acquisition. In addition to the conditions precedent set forth in Section 7.02, the obligation of Banks to increase the Borrowing Base and the Commitment by the amounts set forth herein shall be subject to the following additional conditions precedent:

                      (a) Environmental Assessment. An environmental assessment prepared by an independent environmental consultant approved by Agents covering the Shell Properties to be acquired by Company under the Shell Acquisition, evidencing that there are no violations of any Environmental Laws respecting the Shell Properties that are likely to have a Material Adverse Effect on Company or its Subsidiaries considered as a whole.

                      (b) Title Information. Supplemental title opinions, updated title reports, existing title opinions, assignments, division orders, and/or other evidence of title requested by Agents, covering the properties to be acquired by Company pursuant to the Shell Acquisition evidencing that (subject to Permitted Liens) Company shall have good and marketable title to such properties that constitute not less than 60% of the value of all of the Shell Properties to be acquired pursuant to the Shell Acquisition, and assignments and other instruments of conveyance from Shell to Company that vest title to the Shell Properties to be acquired pursuant to the Shell Acquisition in Company."

                      (c) Prior Notice. On the closing date of the Shell Acquisition, Company shall provide Agents (with copy to Administrative Agent's office at Morgan Christiana Center, 500 Stanton Christiana Road, Newark, Delaware 19713, Attention: Ms. Sandra Doherty) with written notice of the closing of the Shell Acquisition and the Commitment and Borrowing Base to be in effect after consummation of the Shell Acquisition."

     2.07. Amendment to Section 9.01. Effective as of the Closing Date, subclause (xii) of Section 9.01 of the Loan Agreement shall become subclause
(xiii) and subclause (xi) of Section 9.01 of the Loan Agreement is amended by deleting such subclause and substituting the following subclauses (xi) and
(xii):

     "(xi) Indebtedness of Company and the Subsidiaries (a) under the Compressor Lease Agreements; provided, however, that (i) the total funding amount under the wellhead compressor lease agreements for Mineral Properties in the San Juan Basin area shall not to exceed $4,600,000, (ii) the total funding amount under the compressor lease agreements for Mineral Properties in the East Texas area shall not to exceed $5,000,000, and (iii) the total funding amount under the compressor lease agreements for Mineral Properties in the Ozona Texas area shall not exceed $3,500,000, and (b) under aircraft lease agreements in which the total funding amount thereunder shall not exceed $6,200,000, (xii) such other Indebtedness of Company and the Subsidiaries (in the aggregate) not exceeding $5,000,000 at any one time outstanding, exclusive of any Indebtedness between Company and the Subsidiaries, and"

     2.08.  Amendment to Section 9.03.  Effective as of the Closing Date,
Section 9.03 of the Loan Agreement is amended in its entirety and the following is substituted therefor:

            "9.03. Dividends and Distributions. Company shall be permitted to pay Dividends and repurchase its shares of stock, provided, however, that
     (i) the aggregate amount of the Dividends so paid by Company during any four consecutive calendar quarterly periods shall not exceed twenty-five percent (25%) of Company's net cash flow from operations during such four quarterly periods and (ii) in addition to the Dividends permitted in subclause (i) above, during the term of the Loan, Company shall be permitted to repurchase up to, but not exceeding, 3,000,000 shares of its stock; provided, further, however, that without the prior consent of Majority Banks Company shall pay no Dividends nor shall Company repurchase any of its shares of stock otherwise permitted above if (i) an Event of Default exists hereunder, (ii) payment of such permitted Dividends or stock repurchases would cause an Event of Default hereunder, or (iii) a Borrowing Base Deficiency exists hereunder. For the purposes of this Section 9.03, the term "net cash flow from operations" shall mean Company's net income for the four quarterly periods under review as established by the financial reports delivered by Company to Banks according to Sections 8.01(a) and 8.01(b) hereof for such quarterly periods, plus depreciation, depletion and other non-cash charges reflected in such financial information."

     2.09.  Amendment to Section 9.14.  Effective as of the Closing Date,
Section 9.14 of the Loan Agreement is amended by deleting subclause (vi) thereof and substituting the following therefor:

     "(vi) the Guaranty by Company of its Subsidiaries arising under (a) the Compressor Lease Agreements, and (b) other equipment leases of its Subsidiaries not otherwise included in subclauses (ii), (iii) or (iv) above or in this subclause (vi), provided that the Indebtedness respecting such other equipment leases is permitted under Section 9.01 hereof, and"

     2.10. Amendment to Schedule I. Effective as of the Closing Date, Schedule I of the Loan Agreement amended in its entirety and the Schedule I attached hereto shall be substituted therefor.

                                  ARTICLE III
                              Condition Precedent

     3.01   Counterparts; Conditions to Effectiveness.

     (a) Majority Banks. As to Sections 2.01(A)(i) and (iii), Section 2.01(B)(i),Section 2.07, Section 2.08 and Section 2.09 hereof, this instrument shall become effective as to such Sections (and the Loan Agreement shall be amended and restated in the form of the Loan Agreement immediately before giving effect hereto and with the amendments referred to in such Sections) as of the Closing Date when Administrative Agent shall have received a duly executed counterpart hereof signed by the Company and Majority Banks (or, in the case of any Bank included within Majority Banks as to which an executed counterpart shall not have been received, Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such Bank).

     (b)    All Banks. As to Sections 2.01(A)(ii) and (iv), Section 2.01(B)(ii),
(iii), (iv) and (v), Section 2.02, Section 2.03, Section 2.04, Section 2.05,
Section 2.06 and Section 2.10 hereof, this instrument shall become effective as to such Sections (and the Loan Agreement shall be amended and restated in the form of the Loan Agreement immediately before giving effect hereto and with the amendments referred to in such Sections) as of the Closing Date when Administrative Agent shall have received a duly executed counterpart hereof signed by the Company and all of the Banks (or, in the case of any Bank as to which an executed counterpart shall not have been received, Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such Bank).

                                  ARTICLE IV
                 Ratifications, Representations and Warranties

     4.01. Ratifications. The terms and provisions set forth herein shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement immediately before giving effect hereto and the other Loan Papers, and, except as expressly modified, amended, and superseded herein, the terms and provisions of the Loan Agreement and the other Loan Papers are ratified and confirmed and shall continue in full force and effect. Company and Banks agree that the Loan Agreement, as amended and restated in its entirety hereby, and the other Loan Papers shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     4.02. Representations, Warranties and Agreements. Company hereby represents and warrants to Banks that (a) the execution, delivery and performance of the Loan Agreement as amended and restated in its entirety hereby has been authorized by all requisite corporate action on the part of Company and will not violate the Articles/Certificate of Incorporation or Bylaws of Company;
(b) the representations and warranties contained in the Loan Agreement, as amended and restated in its entirety hereby, and any other Loan Papers are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Loan Agreement, as amended and restated in its entirety hereby, has occurred and is continuing; and (d) Company is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Papers, as amended and restated in its entirety hereby.

                                   ARTICLE V
                           Miscellaneous Provisions

     5.01. Reference to Loan Agreement. The other Loan Papers, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended and restated in its entirety hereby, are hereby amended so that any reference in the Loan Agreement and such other Loan Papers to the Loan Agreement shall mean a reference to the Loan Agreement as amended and restated in its entirety hereby.

     5.02. Expenses of Agents. As provided in the Loan Agreement, Company agrees to pay on demand all reasonable costs and expenses incurred by Agents in connection with the preparation, negotiation and execution of this Amended and Restated Revolving Credit Agreement, including, without limitation, the costs and fees of Agent's legal counsel, and all reasonable costs and expenses incurred by Banks in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended and restated in its entirety hereby, or any other Loan Papers, including, without, limitation, the reasonable costs and fees of Agents' legal counsel. Company shall not be responsible for the cost or expense of legal counsel of any other Bank in connection with the preparation, execution and delivery of this Amendment.

     5.03. Counterparts. This instrument may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     5.04. Headings. The headings, captions, and arrangements used herein are for convenience only and shall not affect the interpretation of this instrument.

     5.05. Applicable Law. THE LOAN AGREEMENT AS AMENDED AND RESTATED IN ITS ENTIRETY HEREBY AND ALL OTHER LOAN PAPERS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE

PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS UNLESS THE LAWS GOVERNING NATIONAL BANKS SHALL HAVE APPLICATION.

     5.06. Final Agreement. THE LOAN AGREEMENT AS AMENDED AND RESTATED IN ITS ENTIRETY HEREBY AND THE OTHER LOAN PAPERS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE CLOSING DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AS AMENDED AND RESTATED IN ITS ENTIRETY HEREBY AND THE OTHER LOAN PAPERS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THE LOAN AGREEMENT OR THE OTHER LOANS PAPERS SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY COMPANY AND EITHER BANKS OR MAJORITY BANKS, AS PROVIDED IN THE LOAN AGREEMENT.

     IN WITNESS WHEREOF, this Amendment has been executed in multiple originals and is effective as of the date first above-written.

                          [SIGNATURE PAGES TO FOLLOW]

                              COMPANY:

                              CROSS TIMBERS OIL COMPANY,
                              a Delaware corporation


                              By:               JOHN O'REAR
                                    -----------------------------------------
                                    John O'Rear, Vice President and Treasurer



                              BANKS:

                              MORGAN GUARANTY TRUST COMPANY
                                OF NEW YORK


                              By:      ROBERT BOTTAMEDI
                                    -----------------------------------------
                              Name:    Robert Bottamedi
                                    -----------------------------------------
                              Title:      VICE PRESIDENT
                                    -----------------------------------------


                              NATIONSBANK, N.A.


                              By:         J. SCOTT FOWLER
                                    -----------------------------------------
                                    J. Scott Fowler, Vice President


                              CHASE BANK OF TEXAS, N.A.


                              By:     LEE E. BECKELMAN
                                    -----------------------------------------
                                    Lee E. Beckelman, Vice President


                              BANKBOSTON, N.A.


                              By:       TERRENCE RONAN
                                    -----------------------------------------
                              Name:     Terrence Ronan
                                    -----------------------------------------
                              Title:    Director
                                    -----------------------------------------

                              WELLS FARGO BANK (TEXAS), N.A.


                              By:     CHARLES D. KIRKHAM
                                    -----------------------------------------
                                    Charles D. Kirkham, Vice President


                              FROST NATIONAL BANK, as the surviving
                              bank by merger of Overton Bank and Trust, N.A., effective May 29, 1998


                              By:     W.H. (BILL) ADAMS, III
                                    -----------------------------------------
                                    W.H. (Bill) Adams, III, Senior Vice
                                       President


                              ABN-AMRO BANK N.V.


                              By:     W. BRYAN CHAPMAN
                                    -----------------------------------------
                              Name:   W. Bryan Chapman
                                    -----------------------------------------
                              Title:  Group Vice President
                                    -----------------------------------------


                              By:     STUART MURRAY
                                    -----------------------------------------
                              Name:   Stuart Murray
                                    -----------------------------------------
                              Title:  Vice President
                                    -----------------------------------------


                              BANK OF MONTREAL


                              By:     MELISSA BAUMAN
                                    -----------------------------------------
                              Name:   Melissa Bauman
                                    -----------------------------------------
                              Title:  Director
                                    -----------------------------------------


                              THE BANK OF NEW YORK


                              By:     RAYMOND J. PALMER
                                    -----------------------------------------
                              Name:   Raymond J. Palmer
                                    -----------------------------------------
                              Title:  Vice President
                                    -----------------------------------------

                              PARIBAS


                              By:     MARIAN LIVINGSTON
                                    -----------------------------------------
                                    Marian Livingston, Vice President

                              By:     BETSY JOCHER
                                    -----------------------------------------
                                    Betsy Jocher, Assistant Vice President


                              CREDIT LYONNAIS NEW YORK BRANCH


                              By:     PASCAL POUPELLE
                                    -----------------------------------------
                                    Pascal Poupelle
                                    -----------------------------------------
                                    Executive Vice President
                                    -----------------------------------------


                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                    ASSOCIATION


                              By:     RONALD E. MCKAIG
                                    -----------------------------------------
                              Name:   Ronald E. McKaig
                                    -----------------------------------------
                              Title:  Vice President
                                    -----------------------------------------



                              FIRST UNION NATIONAL BANK


                              By:     PAUL N. RIDDLE
                                    -----------------------------------------
                              Name:   Paul N. Riddle
                                    -----------------------------------------
                              Title:  Senior Vice President
                                    -----------------------------------------


                              BANK ONE, TEXAS, N.A.


                              By:     JOHN S. WARREN
                                    -----------------------------------------
                                    John S. Warren, Vice President

                              NATEXIS Banque


                              By:     TIMOTHY L. POLVADO
                                    -----------------------------------------
                                    Timothy L. Polvado, Vice President


                              By:     ERIC DITGES
                                    -----------------------------------------
                                    Eric Ditges, Assistant Vice President


                              THE BANK OF NOVA SCOTIA


                              By:     F.C.H. ASHBY
                                    -----------------------------------------
                              Name:   F.C.H. Ashby
                                    -----------------------------------------
                              Title:  Senior Manager Loan Operations
                                    -----------------------------------------


                              COMERICA BANK-TEXAS


                              By:         DAVID L. MONTGOMERY
                                    -----------------------------------------
                                    David L. Montgomery, Vice President